UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2010

Semi-Annual Repor t

Legg Mason

Western Asset

Variable High Income Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Variable High Income Portfolio

Portfolio objectives

The Portfolio’s primary objective is high current income. Its secondary objective is capital appreciation.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable High Income Portfolio. There was no change in the Portfolio’s investment objectives or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Variable High Income Portfolio for the six-month reporting period ended June 30, 2010.

Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period. Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

Legg Mason Western Asset Variable High Income Portfolio	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended June 30, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, caused investor sentiment to turn negative and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the recovery continued during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010 and an estimated 2.4% during the second quarter. The slower pace of growth in the second quarter was due, in part, to slower consumer spending, which rose an annualized 1.6% during the quarter, versus a 1.9% gain over the first three months of the year.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While June 2010’s PMI reading of 56.2 was lower than May’s reading of 59.7, manufacturing has now expanded eleven consecutive months according to PMI data. The manufacturing sector’s growth remained fairly broad-based with thirteen of the eighteen industries tracked by the Institute for Supply Management expanding during June.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that total, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, 225,000 of these temporary positions were eliminated, offsetting private sector growth and resulting in a net loss of 125,000 jobs for the month. However, the unemployment rate fell to 9.5% in June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 5.1% in May and June, respectively. In addition, the inventory of unsold homes increased 2.5% to 3.99 million in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.3% in May. This marked the second straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off during the second half of the reporting period, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities.

Given certain pockets of weakness in the economy, including elevated unemployment in the U.S., the Federal Reserve Board (“Fed”)iv remained cautious. At its meeting in June 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed took several steps in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. However, the Fed left the door open for future stimulus measures if needed. In the minutes of its June meeting that were released

IV	Legg Mason Western Asset Variable High Income Portfolio

Investment commentary (cont’d)

on July 14th (after the reporting period ended), the Fed said, “In addition to continuing to develop and test instruments to exit from the period of unusually accommodative monetary policy, the Committee would need to consider whether further policy stimulus might become appropriate if the outlook were to worsen appreciably.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first half of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June, as investor demand for these securities began to again increase.

Both short- and long-term Treasury yields fluctuated during the period but generally moved lower. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. Two- and ten-year Treasury yields initially rose, reaching as high as 1.18% and 4.01%, respectively, in early April. Yields then largely declined amid the investor “flight to quality.” On June 30, 2010, two- and ten-year Treasury yields reached their lows for the reporting period: 0.61% and 2.97%, respectively. Over the six-month reporting period, the yield curvevii flattened, with longer-term Treasury yields declining more than their shorter-term counterparts. For the six months ended June 30, 2010, the Barclays Capital U.S. Aggregate Indexviii returned 5.33%.

While the high-yield bond market could not escape the negative impact of the investor flight to quality, it still was able to produce strong results during the reporting period. The asset class posted positive returns during each month except for May 2010 when risk aversion reached extremely elevated levels. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexix returned 4.45% for the six months ended June 30, 2010.

Emerging market debt prices rallied over the reporting period, also posting positive returns each month during the period except for May 2010. This impressive performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)x returned 5.37% over the six months ended June 30, 2010.

Performance review

For the six months ended June 30, 2010, Legg Mason Western Asset Variable High Income Portfolio1 returned 4.96%. The Portfolio’s unmanaged benchmark, the Barclays Capital U.S. High Yield – 2% Issuer Cap Index, returned 4.45% for the same period. The Lipper Variable High Current Yield Funds Category Average2 returned 3.38% over the same time frame.

Performance Snapshot as of June 30, 2010 (unaudited)
6 months
Legg Mason Western Asset Variable High Income Portfolio[1]	4.96%
Barclays Capital U.S. High Yield – 2% Issuer Cap Index	4.45%
Lipper Variable High Current Yield Funds Category Average	3.38%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yield for the period ended June 30, 2010 was 8.89%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 111 funds in the Portfolio’s Lipper category.

Legg Mason Western Asset Variable High Income Portfolio	V

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2010, the gross total operating expense ratio for the Portfolio was 0.75%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

RISKS: As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds are rated below investment grade and carry more risk than higher-rated securities. Also, the Portfolio is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[x]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report	1

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2010 and December 31, 2009. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

2	Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2010 and held for the six months ended June 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”

Based on actual total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
4.96%	$1,000.00	$1,049.60	0.70%	$3.56

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher

Based on hypothetical total return[1]
Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
5.00%	$1,000.00	$1,021.32	0.70%	$3.51

[1]	For the six months ended June 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2010

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 88.9%
Consumer Discretionary — 19.0%
Auto Components — 0.5%
Cooper-Standard Automotive Inc., Senior Notes	8.500%	5/1/18	$350,000	$354,375	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	370,000	451,889	(a)
Total Auto Components				806,264
Automobiles — 0.7%
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	1,320,000	429,000	(b)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	1,990,000	611,925	(b)
Total Automobiles				1,040,925
Diversified Consumer Services — 0.9%
Service Corp. International, Senior Notes	7.500%	4/1/27	280,000	249,200
Sotheby’s, Senior Notes	7.750%	6/15/15	370,000	371,850
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes	10.250%	12/1/17	730,000	744,600	(a)
Total Diversified Consumer Services				1,365,650
Hotels, Restaurants & Leisure — 8.2%
Ameristar Casinos Inc., Senior Notes	9.250%	6/1/14	515,000	542,037
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	340,000	281,350
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	640,000	604,800	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	1,105,000	861,900
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	315,000	316,575
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	683,000	455,902
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	824,000	661,260
Harrah’s Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	561,000	517,522
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,400,000	1,480,500
Indianapolis Downs LLC & Capital Corp., Senior Secured Notes	11.000%	11/1/12	440,000	349,250	(a)
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	1,460,000	715,400	(b)(c)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	360,000	374,400
MGM MIRAGE Inc., Notes	6.750%	9/1/12	1,065,000	995,775
MGM MIRAGE Inc., Senior Notes	8.500%	9/15/10	35,000	35,088
MGM MIRAGE Inc., Senior Notes	6.750%	4/1/13	710,000	637,225
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	90,000	98,325
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	215,000	238,113
Mohegan Tribal Gaming Authority, Senior Notes	6.125%	2/15/13	200,000	163,000
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	780,000	776,100	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	100,000	87,750
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	110,000	78,650
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	810,000	850,500
Penn National Gaming Inc., Senior Subordinated Notes	8.750%	8/15/19	160,000	165,200
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	355,000	367,425	(a)
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	120,000	113,100
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	80,000	74,500	(a)
Sbarro Inc., Senior Notes	10.375%	2/1/15	640,000	508,800
Snoqualmie Entertainment Authority, Senior Secured Notes	4.136%	2/1/14	390,000	312,975	(a)(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	20,000	16,850	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	495,000	31,866	(b)(c)

See Notes to Financial Statements.

4	Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — continued
Station Casinos Inc., Senior Notes	7.750%	8/15/16	$1,005,000	$68,466	(b)(c)
Total Hotels, Restaurants & Leisure				12,780,604
Household Durables — 0.1%
American Greetings Corp., Senior Notes	7.375%	6/1/16	205,000	205,512
Internet & Catalog Retail — 0.7%
Netflix Inc., Senior Notes	8.500%	11/15/17	410,000	428,450
QVC Inc., Senior Secured Notes	7.375%	10/15/20	595,000	581,612	(a)
Total Internet & Catalog Retail				1,010,062
Media — 5.5%
Allbritton Communications Co., Senior Notes	8.000%	5/15/18	200,000	199,000	(a)
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	730,000	733,650
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	270,000	274,725	(a)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	936,723	1,095,966
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	700,000	707,000	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	550,000	565,125	(a)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	265,000	247,775	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	540,000	504,900	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	770,000	858,550	(a)
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	270,000	285,187	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	40,000	40,100
DISH DBS Corp., Senior Notes	7.750%	5/31/15	160,000	165,600
DISH DBS Corp., Senior Notes	7.875%	9/1/19	550,000	574,750
Nielsen Finance LLC/Nielsen Finance Co., Senior Subordinated Notes, step bond	0.000%	8/1/16	820,000	785,150
Sun Media Corp., Senior Notes	7.625%	2/15/13	495,000	497,475
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	350,000	377,125	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	260,000	262,600	(a)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	150,000	159,188
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	210,000	218,400
Total Media				8,552,266
Multiline Retail — 0.6%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	414,524	417,633	(e)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	625,000	565,625
Total Multiline Retail				983,258
Specialty Retail — 0.9%
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	320,000	334,400
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	1,240,000	1,109,800
Total Specialty Retail				1,444,200
Textiles, Apparel & Luxury Goods — 0.9%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	945,000	1,044,225
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	400,000	405,500
Total Textiles, Apparel & Luxury Goods				1,449,725
Total Consumer Discretionary				29,638,466

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report	5

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 2.0%
Food Products — 0.8%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	$500,000	$504,375	(a)
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	260,000	267,150	(a)
Michael Foods Inc., Senior Notes	9.750%	7/15/18	310,000	320,075	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	220,000	244,750	(a)
Total Food Products				1,336,350
Household Products — 0.5%
American Achievement Corp., Senior Subordinated Notes	8.250%	4/1/12	215,000	214,463	(a)
Spectrum Brands Holdings Inc., Senior Secured Notes	9.500%	6/15/18	530,000	547,225	(a)
Total Household Products				761,688
Tobacco — 0.7%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,030,000	1,053,175	(a)
Total Consumer Staples				3,151,213
Energy — 13.9%
Energy Equipment & Services — 2.1%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	705,000	761,400
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	250,000	245,625
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	580,000	553,900
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	335,000	298,988	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	735,000	734,081
Parker Drilling Co., Senior Notes	9.125%	4/1/18	540,000	515,700	(a)
Transocean Inc, Senior Notes	6.625%	4/15/11	180,000	175,733
Total Energy Equipment & Services				3,285,427
Oil, Gas & Consumable Fuels — 11.8%
Adaro Indonesia PT, Notes	7.625%	10/22/19	140,000	142,100	(a)
Atlas Pipeline Partners LP, Senior Notes	8.750%	6/15/18	105,000	98,175
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,530,000	1,434,375
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	440,000	475,200
Chesapeake Energy Corp., Senior Notes	6.375%	6/15/15	460,000	474,950
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	295,000	282,463
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	190,000	193,800
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	660,000	691,350	(a)
Corral Petroleum Holdings AB, Senior Bonds	5.251%	9/18/11	957,390	885,586	(a)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	330,000	331,237
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	471,000	494,550
El Paso Corp., Medium-Term Notes	8.050%	10/15/30	1,500,000	1,490,391
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	545,000	544,956	(d)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	175,000	161,228	(d)
Griffin Coal Mining Co. Pty Ltd., Senior Notes	9.500%	12/1/16	30,000	18,488	(a)(b)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	770,000	773,850
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	500,000	514,375	(a)
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	745,000	745,000	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	370,000	375,550	(a)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	170,000	148,750
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	290,000	253,750
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	540,000	533,250

See Notes to Financial Statements.

6	Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	$290,000	$303,412
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	590,000	622,450
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., Senior Notes	8.250%	4/15/18	340,000	335,750
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	170,000	178,075
Petrohawk Energy Corp., Senior Notes	7.875%	6/1/15	160,000	161,200
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	310,000	271,250	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	240,000	196,800	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	465,000	499,875
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	430,000	437,525
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	220,000	218,350
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	425,000	470,687
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	90,000	91,800
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	1,585,000	1,547,356	(e)
Stone Energy Corp., Senior Subordinated Notes	6.750%	12/15/14	1,450,000	1,239,750
Teekay Corp., Senior Notes	8.500%	1/15/20	695,000	695,000
Total Oil, Gas & Consumable Fuels				18,332,654
Total Energy				21,618,081
Financials — 15.1%
Capital Markets — 0.1%
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	545,000	110,363	(b)
Commercial Banks — 2.9%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	320,000	270,402
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	190,000	185,725	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	100,000	96,625	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/14	780,222	739,260
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/15	100,222	92,956
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	467,036	428,506
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	1,523,851	1,379,085
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000	285,000	(a)(d)(f)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	520,000	503,100
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	350,000	343,875
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	260,000	273,396	(d)(f)
Total Commercial Banks				4,597,930
Consumer Finance — 5.2%
FMG Finance Pty Ltd., Senior Secured Notes	10.625%	9/1/16	465,000	513,825	(a)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	3,080,000	3,568,759
GMAC Inc., Senior Notes	7.500%	12/31/13	110,000	110,825
GMAC Inc., Senior Notes	8.300%	2/12/15	80,000	81,200	(a)
GMAC Inc., Senior Notes	8.000%	3/15/20	610,000	597,800	(a)
GMAC Inc., Subordinated Notes	8.000%	12/31/18	93,000	86,490
GMAC LLC, Debentures	0.000%	6/15/15	1,540,000	970,200
GMAC LLC, Senior Bonds	0.000%	12/1/12	510,000	428,322
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	545,000	503,634
SLM Corp., Senior Notes	8.000%	3/25/20	1,380,000	1,213,840
Total Consumer Finance				8,074,895

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report	7

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — 5.8%
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	$560,000	$554,400	(a)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	260,000	259,350	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	420,000	445,725
CCM Merger Inc., Notes	8.000%	8/1/13	855,000	786,600	(a)
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	100,000	99,477
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	500,000	511,250	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	590,000	642,362	(a)
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	220,000	199,650
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	1,070,000	1,008,475
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	600,000	544,500
International Lease Finance Corp., Notes	5.875%	5/1/13	180,000	166,950
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	320,000	304,000	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	620,000	640,150	(a)
Leucadia National Corp., Senior Notes	8.125%	9/15/15	260,000	267,800
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	500,000	491,250
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	200,000	197,500	(a)
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	555,000	550,838
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	791,000	828,177	(a)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	505,000	487,325
Total Diversified Financial Services				8,985,779
Insurance — 0.3%
American International Group Inc., Senior Notes	8.250%	8/15/18	505,000	513,837
Real Estate Investment Trusts (REITs) — 0.1%
Entertainment Properties Trust, Senior Notes	7.750%	7/15/20	180,000	181,350	(a)
Real Estate Management & Development — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	291,200	170,352	(a)(c)
Realogy Corp., Senior Notes	10.500%	4/15/14	1,040,000	886,600
Total Real Estate Management & Development				1,056,952
Total Financials				23,521,106
Health Care — 4.9%
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Notes	10.000%	10/15/17	360,000	388,800
Biomet Inc., Senior Notes	11.625%	10/15/17	150,000	163,125
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	220,000	237,600	(e)
Total Health Care Equipment & Supplies				789,525
Health Care Providers & Services — 4.4%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	410,000	407,950	(a)
Capella Healthcare Inc., Senior Notes	9.250%	7/1/17	190,000	192,375	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,340,000	1,239,500
HCA Inc., Senior Notes	6.300%	10/1/12	800,000	800,000
HCA Inc., Senior Secured Notes	9.625%	11/15/16	531,000	569,498	(e)
Omnicare Inc., Senior Subordinated Notes	7.750%	6/1/20	300,000	307,500
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	814,000	866,910	(a)
Universal Hospital Services Inc., Senior Secured Notes	4.134%	6/1/15	370,000	312,650	(d)

See Notes to Financial Statements.

8	Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	$245,000	$242,550	(e)
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	1,868,000	1,746,580	(d)(e)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	170,000	175,525
Total Health Care Providers & Services				6,861,038
Total Health Care				7,650,563
Industrials — 10.2%
Aerospace & Defense — 1.8%
DynCorp International Inc., Senior Notes	10.375%	7/1/17	320,000	322,400	(a)
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	715,000	747,175	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	370,000	377,400	(a)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	610,000	625,250	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	750,000	750,000	(a)
Total Aerospace & Defense				2,822,225
Airlines — 2.9%
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,239,102	1,186,440
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,800,000	1,791,000	(a)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	495,000	490,050
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	94,063	93,122
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	218,555	227,297
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	93,104	88,682
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	245,000	258,475	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	350,000	360,500	(a)
Total Airlines				4,495,566
Commercial Services & Supplies — 1.7%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	615,000	670,350
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	840,000	766,500	(a)
Garda World Security Corp., Senior Notes	9.750%	3/15/17	260,000	265,200	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	595,000	602,437	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	305,000	328,638	(a)
Total Commercial Services & Supplies				2,633,125
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	500,000	430,000	(a)
Machinery — 0.1%
Case New Holland Inc., Senior Notes	7.750%	9/1/13	220,000	226,050	(c)
Marine — 0.6%
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	940,000	907,100	(a)
Road & Rail — 2.0%
Kansas City Southern de Mexico, Senior Notes	7.625%	12/1/13	450,000	461,250
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	39,000	46,800
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	1,620,000	1,684,800	(a)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	65,000	78,325
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	779,000	819,898
Total Road & Rail				3,091,073
Trading Companies & Distributors — 0.4%
Ashtead Capital Inc., Notes	9.000%	8/15/16	275,000	270,875	(a)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	185,000	184,075	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report	9

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Trading Companies & Distributors — continued
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	$285,000	$269,325
Total Trading Companies & Distributors				724,275
Transportation — 0.4%
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	590,000	572,300	(a)
Total Industrials				15,901,714
Information Technology — 2.9%
Electronic Equipment, Instruments & Components — 1.0%
Jabil Circuit Inc., Senior Notes	8.250%	3/15/18	30,000	31,950
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	590,000	587,050	(a)
NXP BV/NXP Funding LLC, Senior Secured Notes	7.875%	10/15/14	1,045,000	964,013
Total Electronic Equipment, Instruments & Components				1,583,013
IT Services — 1.3%
Ceridian Corp., Senior Notes	12.250%	11/15/15	553,800	501,189	(e)
First Data Corp., Senior Notes	9.875%	9/24/15	280,000	214,200
First Data Corp., Senior Notes	10.550%	9/24/15	1,432,750	1,056,653	(e)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	280,000	268,800	(a)
Total IT Services				2,040,842
Semiconductors & Semiconductor Equipment — 0.4%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	300,000	297,750	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	130,000	104,650
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	161,777	145,599	(e)
Total Semiconductors & Semiconductor Equipment				547,999
Software — 0.2%
Aspect Software Inc., Senior Secured Notes	10.625%	5/15/17	370,000	371,850	(a)
Total Information Technology				4,543,704
Materials — 8.3%
Chemicals — 2.9%
Ashland Inc., Senior Notes	9.125%	6/1/17	1,140,000	1,254,000	(a)
CF Industries Inc., Senior Notes	6.875%	5/1/18	70,000	71,400
CF Industries Inc., Senior Notes	7.125%	5/1/20	300,000	308,250
FMC Finance III SA, Senior Notes	6.875%	7/15/17	280,000	284,200
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	440,000	448,800	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	410,000	411,025	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	349,000	432,647	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	498,988	537,659
Solutia Inc., Senior Notes	8.750%	11/1/17	365,000	381,425
Solutia Inc., Senior Notes	7.875%	3/15/20	430,000	431,075
Total Chemicals				4,560,481
Containers & Packaging — 1.7%
Ball Corp., Senior Notes	6.625%	3/15/18	110,000	110,550
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	1,090,000	1,002,800	(a)
Graham Packaging Co. L.P., Senior Subordinated Notes	9.875%	10/15/14	120,000	123,300
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	600,000	0	(b)(c)(g)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	575,000	597,281
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	770,000	777,700	(a)
Total Containers & Packaging				2,611,631

See Notes to Financial Statements.

10	Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — 1.1%
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	$1,105,000	$1,165,775
Ryerson Holding Corp., Senior Discount Notes	0.000%	2/1/15	1,040,000	509,600	(a)
Total Metals & Mining				1,675,375
Paper & Forest Products — 2.6%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	389,227	384,565	(a)(b)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,401,000	1,197,855	(a)
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	320,000	342,800	(a)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	865,000	789,313
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	250,000	214,375
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	835,000	903,887
Verso Paper Holdings LLC, Senior Secured Notes	9.125%	8/1/14	310,000	297,600
Total Paper & Forest Products				4,130,395
Total Materials				12,977,882
Telecommunication Services — 7.9%
Diversified Telecommunication Services — 5.1%
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	350,000	371,875	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	180,000	125,100
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	420,000	42	(b)(c)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	620,000	637,050	(a)
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	1,785,000	1,825,162
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	325,000	342,875
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	90,000	96,300
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	800,000	852,000
Level 3 Financing Inc., Senior Notes	10.000%	2/1/18	370,000	329,300	(a)
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	185,000	191,013	(a)
Qwest Communications International Inc., Senior Notes	8.000%	10/1/15	420,000	433,650	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	630,000	645,750	(a)
Valor Telecommunications Enterprises LLC/Finance Corp., Senior Notes	7.750%	2/15/15	460,000	469,474
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	400,000	416,000	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	670,000	613,050	(a)(e)
Windstream Corp., Senior Notes	8.625%	8/1/16	490,000	496,125
Total Diversified Telecommunication Services				7,844,766
Wireless Telecommunication Services — 2.8%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	490,000	502,250
Sprint Capital Corp., Global Notes	6.900%	5/1/19	40,000	36,400
Sprint Capital Corp., Senior Notes	7.625%	1/30/11	700,000	715,750
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	600,000	632,250
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,700,000	1,632,000
True Move Co., Ltd., Notes	10.750%	12/16/13	860,000	849,250	(a)
Total Wireless Telecommunication Services				4,367,900
Total Telecommunication Services				12,212,666
Utilities — 4.7%
Gas Utilities — 0.4%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	130,000	147,955
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	440,000	447,700
Total Gas Utilities				595,655

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report	11

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Independent Power Producers & Energy Traders — 4.3%
AES Corp., Senior Notes	8.000%	10/15/17	$550,000	$558,250
AES Corp., Senior Notes	8.000%	6/1/20	105,000	106,050
Dynegy Holdings Inc., Senior Debentures	7.625%	10/15/26	1,060,000	657,200
Dynegy Inc., Bonds	7.670%	11/8/16	140,000	123,200
Edison Mission Energy, Senior Notes	7.750%	6/15/16	680,000	476,000
Edison Mission Energy, Senior Notes	7.200%	5/15/19	270,000	167,400
Edison Mission Energy, Senior Notes	7.625%	5/15/27	260,000	148,850
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	3,441,266	2,254,029	(e)
Mirant Americas Generation LLC, Senior Notes	8.500%	10/1/21	110,000	102,850
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	865,000	800,125
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	350,746	376,175
NRG Energy Inc., Senior Notes	7.375%	2/1/16	355,000	354,113
NRG Energy Inc., Senior Notes	7.375%	1/15/17	620,000	615,350
Total Independent Power Producers & Energy Traders				6,739,592
Total Utilities				7,335,247
Total Corporate Bonds & Notes (Cost — $141,027,669)				138,550,642
Collateralized Senior Loans — 3.9%
Consumer Discretionary — 0.6%
Auto Components — 0.5%
Allison Transmission Inc., Term Loan B	3.050 - 3.110%	8/7/14	846,760	773,463	(a)(h)
Specialty Retail — 0.1%
Michaels Stores Inc., Term Loan B1	2.625 - 2.813%	10/31/13	100,511	93,553	(a)(h)
Michaels Stores Inc., Term Loan B2	4.875 - 5.063%	7/31/16	135,265	128,840	(a)(h)
Total Specialty Retail				222,393
Textiles, Apparel & Luxury Goods — 0.0%
Simmons Co., Term Loan	7.390%	2/15/12	565,527	3,535	(a)(c)(g)(h)
Total Consumer Discretionary				999,391
Energy — 0.6%
Energy Equipment & Services — 0.6%
Turbo Beta Ltd., Term Loan	14.500%	3/15/18	1,139,570	988,577	(a)(c)(h)
Financials — 0.7%
Real Estate Management & Development — 0.7%
Realogy Corp., Term Loan	13.500%	10/15/17	1,000,000	1,050,417	(a)(h)
Industrials — 0.7%
Aerospace & Defense — 0.4%
Hawker Beechcraft Acquisition Co. LLC, LC Facility Deposits	2.533%	3/26/14	42,426	34,412	(a)(h)
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.347 - 2.533%	3/26/14	711,482	577,091	(a)(h)
Total Aerospace & Defense				611,503
Airlines — 0.3%
United Airlines Inc., Term Loan B	2.313 - 2.375%	2/3/14	492,880	434,270	(a)(h)
Total Industrials				1,045,773
Utilities — 1.3%
Independent Power Producers & Energy Traders — 1.3%
Energy Future Holdings, Term Loan B3	3.850 - 4.033%	10/10/14	2,725,860	2,021,822	(a)(h)
Total Collateralized Senior Loans (Cost — $7,119,106)				6,105,980

See Notes to Financial Statements.

12	Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Convertible Bonds & Notes — 0.7%
Industrials — 0.7%
Marine — 0.7%
Horizon Lines Inc., Senior Notes (Cost — $1,107,474)	4.250%	8/15/12	$1,265,000	$1,049,950
Sovereign Bond — 0.3%
Russia — 0.3%
Russian Federation (Cost — $429,916)	7.500%	3/31/30	395,600	446,949	(a)

			Shares
Common Stocks — 1.7%
Consumer Discretionary — 1.0%
Media — 1.0%
Charter Communications Inc.			36,112	1,274,754	(g)
Charter Communications Inc., Class A Shares			7,285	257,160	*
Dex One Corp.			1,591	30,229	*
SuperMedia Inc.			1,105	20,205	*
Total Consumer Discretionary				1,582,348
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			3,842	100,864	*(g)
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc.			1,386	58,232	*
Materials — 0.6%
Chemicals — 0.6%
Georgia Gulf Corp.			22,464	299,670	*
LyondellBasell Industries NV, Class A Shares			18,904	305,299	*
LyondellBasell Industries NV, Class B Shares			17,325	279,799	*
Total Materials				884,768
Total Common Stocks (Cost — $4,113,500)				2,626,212
	Rate	Maturity Date
Convertible Preferred Stocks — 1.1%
Financials — 1.1%
Diversified Financial Services — 1.1%
Bank of America Corp.	7.250%		1,270	1,153,160
Citigroup Inc.	7.500%	12/15/12	4,506	509,178
Total Convertible Preferred Stocks (Cost — $1,723,923)				1,662,338
Preferred Stocks — 1.2%
Financials — 1.1%
Commercial Banks — 0.2%
Santander Finance Preferred SA Unipersonal	10.500%		10,625	283,262
Diversified Financial Services — 0.9%
Citigroup Capital XII	8.500%		53,525	1,341,470
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		16,625	5,653	*
Total Financials				1,630,385

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report	13

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Shares	Value
Telecommunication Services — 0.1%
Wireless Telecommunication Services — 0.1%
Centaur Funding Corp.	9.080%		160	$166,800	(a)
Total Preferred Stocks (Cost — $2,225,048)				1,797,185

		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	714	7	*(c)(g)
Charter Communications Inc.		11/30/14	1,160	4,640	*
Jazztel PLC		7/15/10	165	0	*(a)(c)(g)
Nortek Inc.		12/7/14	3,306	38,023	*
SemGroup Corp.		11/30/14	4,045	22,246	*
Turbo Beta Ltd.		11/1/14	1	0	*(c)(g)
Total Warrants (Cost — $44,477)				64,916
Total Investments before Short-Term Investment (Cost — $157,791,113)				152,304,172

		Maturity Date	Face Amount
Short-Term Investment — 0.3%
Repurchase Agreement — 0.3%
Morgan Stanley tri-party repurchase agreement dated 6/30/10; Proceeds at maturity — $527,000; (Fully collateralized by U.S. government agency obligations, 3.625% due 12/17/10; Market value — $544,062) (Cost — $527,000)	0.020%	7/1/10	$527,000	527,000
Total Investments — 98.1% (Cost — $158,318,113#)				152,831,172
Other Assets in Excess of Liabilities — 1.9%				2,958,337
Total Net Assets — 100.0%				$155,789,509

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of June 30, 2010.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

14	Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2010

Assets:
Investments, at value (Cost — $158,318,113)	$152,831,172
Foreign currency, at value (Cost — $762)	739
Cash	568
Dividends and interest receivable	3,166,763
Receivable for securities sold	1,581,563
Unrealized appreciation on forward currency contracts	12,113
Receivable for Portfolio shares sold	1,047
Prepaid expenses	768
Total Assets	157,594,733

Liabilities:
Payable for securities purchased	1,505,619
Investment management fee payable	77,109
Payable for Portfolio shares repurchased	56,944
Trustees’ fees payable	1,957
Accrued expenses	163,595
Total Liabilities	1,805,224
Total Net Assets	$155,789,509

Net Assets:
Par value (Note 5)	$264
Paid-in capital in excess of par value	197,013,581
Undistributed net investment income	6,958,154
Accumulated net realized loss on investments and foreign currency transactions	(42,709,697)
Net unrealized depreciation on investments and foreign currencies	(5,472,793)
Total Net Assets	$155,789,509

Shares Outstanding	26,400,566

Net Asset Value	$5.90

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended June 30, 2010

Investment Income:
Interest	$7,973,120
Dividends	129,239
Total Investment Income	8,102,359

Expenses:
Investment management fee (Note 2)	483,065
Shareholder reports	40,113
Audit and tax	19,982
Legal fees	6,175
Transfer agent fees	4,253
Custody fees	2,741
Insurance	2,291
Trustees’ fees	152
Miscellaneous expenses	1,389
Total Expenses	560,161
Net Investment Income	7,542,198

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(19,667)
Foreign currency transactions	54,533
Net Realized Gain	34,866
Change in Net Unrealized Appreciation/Depreciation From:
Investments	356,561
Foreign currencies	14,142
Change in Net Unrealized Appreciation/Depreciation	370,703
Net Gain on Investments and Foreign Currency Transactions	405,569
Proceeds from Settlement of a Regulatory Matter (Note 7)	8,502
Increase in Net Assets from Operations	$7,956,269

See Notes to Financial Statements.

16	Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2010 (unaudited), the Period Ended December 31, 2009 and the Year Ended October 31, 2009	2010	2009†	2009

Operations:
Net investment income	$7,542,198	$3,179,741	$17,029,177
Net realized gain (loss)	34,866	(3,986,268)	(20,382,707)
Change in net unrealized appreciation/depreciation	370,703	8,339,625	55,675,644
Proceeds from settlement of a regulatory matter (Note 7)	8,502	—	—
Increase in Net Assets From Operations	7,956,269	7,533,098	52,322,114

Distributions to Shareholders From (Note 1):
Net investment income	(250,013)	(16,300,024)	(19,000,023)
Decrease in Net Assets from Distributions to Shareholders	(250,013)	(16,300,024)	(19,000,023)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	409,178	524,010	1,218,064
Reinvestment of distributions	250,013	16,300,024	19,000,023
Cost of shares repurchased	(16,450,818)	(4,886,339)	(28,533,459)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	(15,791,627)	11,937,695	(8,315,372)
Increase (Decrease) in Net Assets	(8,085,371)	3,170,769	25,006,719

Net Assets:
Beginning of period	163,874,880	160,704,111	135,697,392
End of period*	$155,789,509	$163,874,880	$160,704,111
* Includes undistributed and (overdistributed) net investment income, respectively, of:	$6,958,154	$(342,533)	$12,736,856

†	For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report	17

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2010[1]		2009[2]	2009[3]	2008[3]	2007[3]	2006[3,4]	2005[3,4]

Net asset value, beginning of period	$5.63		$5.97	$4.91	$ 7.50	$7.66	$7.61	$8.02

Income (loss) from operations:
Net investment income	0.28		0.13	0.65	0.69	0.61	0.61	0.58
Net realized and unrealized gain (loss)	0.00	*	0.15	1.12	(2.62)	(0.17)	0.06	(0.33)
Total income (loss) from operations	0.28		0.28	1.77	(1.93)	0.44	0.67	0.25

Less distributions from:
Net investment income	(0.01)		(0.62)	(0.71)	(0.66)	(0.60)	(0.62)	(0.66)
Total distributions	(0.01)		(0.62)	(0.71)	(0.66)	(0.60)	(0.62)	(0.66)

Net asset value, end of period	$5.90		$5.63	$5.97	$4.91	$7.50	$7.66	$7.61
Total return[5]	4.96%		4.75%	45.22%	(28.03)%	5.98%[6]	9.37%	3.14%[7]

Net assets, end of period (millions)	$156		$164	$161	$136	$251	$274	$287

Ratios to average net assets:
Gross expenses	0.70%[8]		0.77%[8]	0.75%	0.75%	0.69%[9]	0.67%	0.66%
Net expenses[11]	0.70	[8,10]	0.77 [8,10]	0.75 [10]	0.75 [12]	0.68 [9,12]	0.67 [12]	0.66
Net investment income	9.37	[8]	11.80 [8]	12.46	9.13	7.69	7.62	7.31

Portfolio turnover rate	50%		13%	67%	51%	61%	73%	20%

[1]	For the six months ended June 30, 2010 (unaudited).

[2]	For the period November 1, 2009 through December 31, 2009.

[3]	For the year ended October 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2007.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes a gain from settlement of a security litigation. Without this gain, the total return would have been 5.69%.

[7]	The prior investment manager fully reimbursed the Portfolio for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would both have been 0.67%.

[10]

As a result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00%.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]	Reflects fee waivers and/or expense reimbursements.

*	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

18	Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Variable High Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report	19

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$138,550,642	$0	*	$138,550,642
Collateralized senior loans	—	6,102,445	3,535		6,105,980
Convertible bonds & notes	—	1,049,950	—		1,049,950
Sovereign bond	—	446,949	—		446,949
Common stocks	$1,250,594	1,274,754	100,864		2,626,212
Convertible preferred stocks	1,662,338	—	—		1,662,338
Preferred stocks	288,915	1,508,270	—		1,797,185
Warrants	4,640	60,269	7		64,916
Total long-term investments	$3,206,487	$148,993,279	$104,406		$152,304,172
Short-term investment†	—	527,000	—		527,000
Total investments	$3,206,487	$149,520,279	$104,406		$152,831,172
Forward foreign currency contracts	—	$12,113	—		$12,113
Total	$3,206,487	$149,532,392	$104,406		$152,843,285

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Collateralized Senior Loans	Asset- Backed Security		Common Stocks	Preferred Stocks	Warrants	Total
Balance as of December 31, 2009	$1,068,707		—	$0	*	$92,219	—	$42,156	$1,203,082
Accrued premiums/discounts	100,582		—	—		—	—	—	100,582
Realized gain/(loss)[1]	(734,905)		—	(1,559,726)		—	$(23,000)	(54,863)	(2,372,494)
Change in unrealized appreciation (depreciation)[2]	835,691		—	1,559,726		8,645	23,000	72,983	2,500,045
Net purchases (sales)	(1,270,075)		—	—		—	—	—	(1,270,075)
Transfers into Level 3	—		$3,535	—		—	—	—	3,535
Transfers out of Level 3	—		—	—		—	—	(60,269)	(60,269)
Balance as of June 30, 2010	$0	*	$3,535	—		$100,864	—	$7	$104,406
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2010[2]	—		—	—		$8,645	—	$7	$8,652

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the

20	Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Portfolio may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to- market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic

Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report	21

changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of an expense limitation agreement between the Portfolio and LMPFA, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.00%. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no

22	Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$80,063,921
Sales	88,665,321

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,758,004
Gross unrealized depreciation	(13,244,945)
Net unrealized depreciation	$(5,486,941)

At June 30, 2010, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	346,882	$424,282	8/17/10	$12,113

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2010.

ASSET DERIVATIVES[1]
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$12,113

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the six months ended June 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$54,568

Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report	23

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$12,113

During the six months ended June 30, 2010, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$390,826

The Portfolio has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Portfolio. Credit related contingent features are established between the Portfolio and its derivatives counterparties to reduce the risk that the Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Portfolio’s net assets and/or a percentage decrease in the Portfolio’s Net Asset Value or NAV. The contingent features are established within the Portfolio’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Shares of beneficial interest

At June 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Portfolio were as follows:

	Six Months Ended June 30, 2010	Period Ended December 31, 2009†	Year Ended October 31, 2009
Shares sold	68,573	88,061	247,306
Shares issued on reinvestment	42,303	2,910,718	5,177,118
Shares repurchased	(2,813,349)	(815,904)	(6,132,756)
Net increase (decrease)	(2,702,473)	2,182,875	(708,332)

†	For the period November 1, 2009 through December 31, 2009.

6. Capital loss carryforward

As of December 31, 2009, the Portfolio had a net capital loss carryforward of approximately $37,919,478, of which $4,504,039 expires in 2010, $12,948,815 expires in 2015 and $20,466,624 expires in 2016. These amounts will be available to offset any future taxable capital gains.

7. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected

24	Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Portfolio has received $8,502, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

8. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of

Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report	25

the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to

26	Legg Mason Western Asset Variable High Income Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. After full briefing, oral argument took place on May 4, 2010. The parties are awaiting a decision.

Legg Mason Western Asset

Variable High Income Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legg Mason Western Asset Variable High Income Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Variable High Income Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Variable High Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 18, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04231 8/10 SR10-1151

NOT PART  OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Income Trust

Date: August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Income Trust

Date:	August 26, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Variable Income Trust

Date:	August 26, 2010